EXHIBIT 23.1

                       Consent of Independent Accountants

      We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-30486, 333-85957, 333-39864, 333-64334,
333-30486 and 333-39868) and Form S-3 (No. 333-62778) of ImageX, Inc. of our
report dated February 4, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Seattle, Washington
March 27, 2002

[PricewaterhouseCoopers LLP (signed)]